UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 15, 2008
Date of Report (Date of earliest event reported)

DOUGLAS LAKE MINERALS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50907	98-0430222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 400 - 1445 West Georgia Street Vancouver, British Columbia, Canada	V6G 2T3
(Address of principal executive offices)	(Zip Code)

(604) 669-0323
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item	Description
3.02	Unregistered Shares of Equity Securities.
9.01	Financial Statements and Exhibits.

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SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02        Unregistered Sales of Equity Securities.

Effective on August 15, 2008, Douglas Lake Minerals Inc. (the "Company") completed a non-brokered private placement pursuant to which the Company has now issued from treasury an aggregate of:

(a)        6,666,680 common shares of the common stock of the Company (each a "Share"), at a subscription price of $0.15 per Share; and

(b)        the following units of the Company (each a "Unit"):

(i)        1,000,000 Units of the Company, at a subscription price of $0.10 per Unit, with each such Unit being comprised of one common share of common stock of the Company (each a "Unit Share") and one-half of one common stock share purchase warrant of the Company (each a "Unit Warrant"), and with each such whole Unit Warrant being exercisable for one additional common share of the Company (each a "Warrant Share") at an exercise price of $0.25 per Warrant Share for a period of one year from closing;

(ii)       2,000,000 Units of the Company, at a subscription price of $0.15 per Unit, with each such Unit being comprised of one Unit Share and one-half of one Unit Warrant, and with each such whole Unit Warrant being exercisable for one Warrant Share at an exercise price of $0.30 per Warrant Share for a period of one year from closing;

(iii)      1,462,500 Units of the Company, at a subscription price of $0.20 per Unit, with each such Unit being comprised of one Unit Share and one-half of one Unit Warrant, and with each such whole Unit Warrant being exercisable for one Warrant Share at an exercise price of $0.40 per Warrant Share for a period of one year from closing; and

(iv)       187,500 Units of the Company, at a subscription price of $0.40 per Unit, with each such Unit being comprised of one Unit Share and one-half of one Unit Warrant, and with each such whole Unit Warrant being exercisable for one Warrant Share at an exercise price of $0.50 per Warrant Share for a period of one year from closing.

The Company relied on exemptions from registration under the United States Securities Act of 1933, as amended, provided by Regulation D and Regulation S, based on representations and warranties provided by the purchasers of the Units in their respective subscription agreements entered into between each purchaser and the Company.

The net proceeds of the offering will be used to advance the Company's various resource acquisition, exploration and development activities in Tanzania and for general working capital and corporate purposes.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired.

Not applicable.

(b)        Pro forma Financial Information.

Not applicable.

(c)        Shell Company Transaction.

Not applicable.

(d)        Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DOUGLAS LAKE MINERALS INC.
DATE: August 18, 2008.	By: s/s: "Harpreet (Harp) Singh Sangha"__ Name: Harpreet (Harp) Singh Sangha Position: President, Chief Executive Officer, Principal Executive Officer, Secretary, Treasurer and a director

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